Note 14 - Share Capital	12 Months Ended
Jan. 31, 2016
Share Capital [Abstract]
Share Capital [Text Block]

Note 14 – Share Capital

On July 2, 2014, we completed a public offering of common shares in the United States and Canada at a price of $13.50 per common share pursuant to the short-form base shelf prospectus and related prospectus supplement filed in connection with the offering. The total offering of 10,925,000 common shares included the exercise in full by the underwriters of the 15% overallotment option for aggregate gross proceeds to Descartes of $147.5 million. Net proceeds to Descartes were approximately $142.1 million once expenses associated with the offering were deducted inclusive of the related deferred tax benefit related to share issuance costs. Excluding share issuance costs payable and the deferred tax benefit on issuance costs, the net cash proceeds to Descartes were approximately $140.7 million.

We are authorized to issue an unlimited number of our common shares, without par value, for unlimited consideration. Our common shares are not redeemable or convertible.

(thousands of shares)	January 31, 2016	January 31, 2015	January 31, 2014
Balance, beginning of year	75,480	63,661	62,654
Shares issued:
Stock options and share units exercised	281	478	1,007
Issuance of common shares	-	10,925	-
Acquisitions (Note 3)	-	416	-
Balance, end of year	75,761	75,480	63,661

Cash flows provided from stock options and share units exercised during 2016, 2015 and 2014 was approximately $0.2 million, $0.9 million and $3.6 million, respectively.